                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                             BUFORD TELEVISION INC.
                               File No. 156160-0

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.

IT IS FURTHER CERTIFIED that the following documents are on file for this corporation as of this date:

ARTICLES OF INCORPORATION                                      JUNE 1, 1959
ARTICLES OF AMENDMENT                                     SEPTEMBER 1, 1972
STATEMENT OF CANCELLATION OF TREASURY SHARES                   MAY 31, 1973
ARTICLES OF MERGER                                             MAY 31, 1973
ARTICLES OF AMENDMENT                                          MAY 31, 1973
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    JANUARY 3, 1974
STATEMENT OF CANCELLATION OF TREASURY SHARES               OCTOBER 31, 1975


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 27, 1999.

                                               /s/ ELTON BOMER     DLM
                                       -------------------------------
                                                 Elton Bomer
                                              Secretary of State

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                            Continued From Page One

                             BUFORD TELEVISION INC.
                               FILE NO. 156160-0


ARTICLES OF MERGER                                            JUNE 14, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      JUNE 29, 1987
RESTATED ARTICLES OF INCORPORATION                         JANUARY 18, 1988
ARTICLES OF MERGER                                            MARCH 1, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                  NOVEMBER 20, 1992
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 27, 1999.

                                               /s/ ELTON BOMER     DLM
                                       -------------------------------
                                                 Elton Bomer
                                              Secretary of State

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                             BUFORD TELEVISION INC.
                               File No. 156160-00

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.



[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 15, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                     [SEAL]

                      TEXAS COMPTROLLER OF PUBLIC ACCOUNTS
--------------------------------------------------------------------------------
           CAROLE KEETON RYLANDER - COMPTROLLER - AUSTIN, TEXAS 78774

                        CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Carole Keeton Rylander, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                             BUFORD TELEVISION INC

is, as of this date, in good standing with this office having no franchise tax reports or payments due at this time.

This certificate is valid through the date that the next franchise tax report will be due 11-15-1999.

This certificate is valid for the purpose of conversion when the converted entity is subject to franchise tax as required by law.

This certificate is not valid for the purpose of dissolution, merger or withdrawal.

GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of Austin,
this 15th day of July, 1999 A.D.

/s/ CAROLE KEETON RYLANDER

CAROLE KEETON RYLANDER
Comptroller of Public Accounts

Charter/COA NO.: 001561604-0
Form 05-304 (Rev. 9-97/9)

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE


     IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:

                             BUFORD TELEVISION INC.
                               FILE NO. 156160-00


ARTICLES OF INCORPORATION                                      JUNE 1, 1959
ARTICLES OF AMENDMENT                                     SEPTEMBER 1, 1972
ARTICLES OF AMENDMENT                                          MAY 31, 1973
CANCELLATION OF TREASURY SHARES                                MAY 31, 1973
ARTICLES OF MERGER                                             MAY 31, 1973
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    JANUARY 3, 1974
CANCELLATION OF TREASURY SHARES                            OCTOBER 31, 1975
ARTICLES OF MERGER                                            JUNE 14, 1983
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      JUNE 29, 1987
RESTATED ARTICLES OF INCORPORATION                         JANUARY 18, 1988
ARTICLES OF MERGER                                            MARCH 1, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                  NOVEMBER 20, 1992
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 16, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                                                         [STAMP]


                           ARTICLES OF INCORPORATION

                                       OF

                              CHANNEL SEVEN, INC.


         We, the undersigned natural persons of the age of twenty-one years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:


                                  ARTICLE ONE

         The name of the corporation is CHANNEL SEVEN, INC.


                                  ARTICLE TWO

         The period of its duration is perpetual.


                                 ARTICLE THREE

         The purpose or purposes for which the organization is organized are:

         To establish and engage in the operation of a commercial television station, with authority to own, lease, conduct, maintain and operate all the necessary plants, equipment and facilities and all other activities necessarily incident to such operation.

                                  ARTICLE FOUR

         The aggregate number of shares which the corporation shall have authority to issue is five hundred thousand (500,000) of the par value of One and No/100 ($1.00) Dollar each.


                                  ARTICLE FIVE

         The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand and No/100 ($1,000.00) Dollars, consisting of money, labor done, or property actually received, which sum is not less than One Thousand Dollars ($1,000.00).

                                  ARTICLE SIX

         The post office address of the initial registered office is Kilgore Highway at Loop 323, Tyler, Texas, and the name of its initial service agent at such address is MARSHALL PENGRA.


                                 ARTICLE SEVEN

         The number of directors constituting the initial Board of Directors is four (4) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:


         LUCILLE BUFORD             Kilgore Highway at Loop 323  Tyler, Texas
         MARSHALL PENGRA            Kilgore Highway at Loop 323  Tyler, Texas
         HUDSON C. COLLINS          Kilgore Highway at Loop 323  Tyler, Texas
         JOHN LENOX                 Kilgore Highway at Loop 323  Tyler, Texas


                                 ARTICLE EIGHT

         The names and addresses of the incorporators are:


         LUCILLE BUFORD             Kilgore Highway at Loop 323  Tyler, Texas
         MARSHALL PENGRA            Kilgore Highway at Loop 323  Tyler, Texas
         HUDSON C. COLLINS          Kilgore Highway at Loop 323  Tyler, Texas
         JOHN LENOX                 Kilgore Highway at Loop 323  Tyler, Texas


         IN WITNESS WHEREOF, we have hereunto set our hands this 29th day of May, 1959.


                                             /s/ LUCILLE BUFORD
                                             ----------------------------------
                                             Lucille Buford


                                             /s/ MARSHALL PENGRA
                                             ----------------------------------
                                             Marshall Pengra


                                             /s/ HUDSON C. COLLINS
                                             ----------------------------------
                                             Hudson C. Collins


                                             /s/ JOHN LENOX
                                             ----------------------------------
                                             John Lenox

THE STATE OF TEXAS      )
                        )
COUNTY OF SMITH         )


         I, the undersigned authority, a Notary Public, do hereby certify that on the 29th day of May, 1959, personally appeared before me LUCILLE BUFORD, MARSHALL PENGRA, HUDSON C. COLLINS and JOHN LENOX, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.


                                                                          [SEAL]


                                       /s/ [ILLEGIBLE]
                                       --------------------------------------
                                       Notary Public in and for Smith County,

                                                      Texas.

                                                                         [STAMP]
                    ARTICLES OF AMENDMENT BY THE SHAREHOLDERS

                        TO THE ARTICLES OF INCORPORATION

                             OF CHANNEL SEVEN, INC.

--------------------------------------------------------------------------------

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which seeks to enlarge its corporate purposes:

                                   ARTICLE ONE

               The name of the corporation is Channel Seven, Inc.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on July 28, 1972:

         Article Three of the Articles of Incorporation is hereby amended so as to read as follows:

         The purpose or purposes for which the organization is organized are:

                  To establish and engage in the operation of commercial television stations, television cable companies and other broadcasting and communicative enterprises allowed under law both intrastate and interstate with authority to own, lease, conduct, maintain and operate all the necessary plants, equipment and facilities and all other activities necessarily incident to such operations.

                                  ARTICLE THREE

         The number of shares of the corporation outstanding at the time of such adoption was 161,000; and the number of shares entitled to vote thereon was 161,000.

                                  ARTICLE FOUR

         The number of shares voted for such amendment was 161,000; and the number of shares voted against such amendment was zero.

         Dated the 31st day of August, 1972


                           CHANNEL SEVEN, INC.

                           BY: /s/ ROBERT BUFORD
                              -----------------------------------
                                 Robert Buford, President


                           AND /s/ GEOFFREY BUFORD
                              -----------------------------------
                                 Geoffrey Buford, Secretary

THE STATE OF TEXAS )

COUNTY OF SMITH    )

         BEFORE ME, a Notary Public in said County and State on this day personally appeared before me ROBERT BUFORD, who declared he is the President of the corporation executing the foregoing document, and being first duly sworn, acknowledged to me that he signed the foregoing document in the capacity therein set forth and declared to me that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this 31st day of August, 1972.


                           /s/ MAUREEN SEWELL
                           -----------------------------------------
                           Notary Public; Smith County, Texas

                                                                    [SEAL]

                          AMENDMENT TO THE ARTICLES OF

                               CHANNEL SEVEN, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         ARTICLE ONE. The name of the corporation is Channel Seven, Inc.

         ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on February 23, 1973:

         Resolved that the name of Channel Seven, Inc. be changed and the Charter so amended to Buford Television Inc.

         The Amendment alters or changes Article One of the original and amended Articles of Incorporation, and Article One is hereby amended to read as follows:

         The name of the corporation is Buford Television Inc.

         ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote thereon at the time of such adoption was 216,200 shares, and all shares voted unanimously for such adoption.

         EXECUTED February 23, 1973.

                                       BUFORD TELEVISION INC.


                                       BY /s/ ROBERT P. BUFORD
                                         ----------------------------------
                                         Robert P. Buford, President

                                          /s/ GEOFFREY BUFORD
                                         ----------------------------------
                                         Geoffrey Buford, Secretary

STATE OF TEXAS  )

COUNTY OF SMITH )

         I, Shirley Brodie, Notary Public, do hereby certify that on this 23rd day of February, 1973, personally appeared before me Robert P. Buford, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                  /s/ SHIRLEY BRODIE
                                 ---------------------------------------
                                 Notary Public; Smith County, Texas

                         CANCELLATION OF TREASURY SHARES

                             OF CHANNEL SEVEN, INC.

         Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation adopts this statement of cancellation of treasury shares as follows:

         1. The name of the corporation is Channel Seven, Inc.

         2. A resolution has been duly adopted by the Board of Directors of this corporation dated February 23, 1973 authorizing the cancellation of 40,000 shares of its common stock of $1.00 par value representing stated capital of $40,000.00.

         3. The aggregate number of common shares of $1.00 par value is 161,000 prior to merger with Forest Capital Communications Corp. and 216,200 shares of $1.00 par value stock issued after completion of the merger with Forest Capital Communications Corp. which is being accomplished simultaneous with this notice.

         4. The amount expressed in dollars which is to constitute the stated capital of the corporation after the cancellation becomes effective is $161,000.00 represented by 161,000 shares of $1.00 par value stock prior to merger with Forest Capital Communications Corp. and $216,200.00 represented by 216,200 shares of $1.00 par value stock issued after completion of the merger with Forest Capital Communications

         Corp. which is being accomplished simultaneous with this notice.

         Signed this the 23rd day of February, 1973.

                                         CHANNEL SEVEN, INC.


                                         By  /s/ ROBERT P. BUFORD
                                            ------------------------------
                                            Robert P. Buford, President

                                             /s/ GEOFFREY BUFORD
                                            ------------------------------
                                            Geoffrey Buford, Secretary

STATE OF TEXAS

COUNTY OF SMITH

         I, Shirley Brodie, a Notary Public, do hereby certify that on this 23rd day of February, 1973, personally appeared before me Robert P. Buford, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                         /s/ SHIRLEY BRODIE
                                        ------------------------------------
                                        Notary Public, Smith County, Texas

                                                                         [STAMP]

                      ARTICLES OF MERGER OF FOREST CAPITAL
                              COMMUNICATIONS CORP.
                                      INTO
                               CHANNEL SEVEN, INC.

         Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations.

         1. The following Plan Of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the Texas Business Corporation Act;

                  A. Forest Capital Communications Corp. shall merge with Channel Seven, Inc.

                  B. The name of the surviving Corporation shall be Channel Seven, Inc. which shall be changed to Buford Television, Inc.

                  C. The assets and liabilities of Forest Capital Communications Corp. shall be transferred to Channel Seven, Inc.

                  D. Each share of Forest Capital Communications Corp. shall be exchanged for twenty-three shares of Channel Seven, Inc.

                  E. No change is required in the Articles of Incorporation of the surviving Corporation.

                  F. No further provisions are deemed necessary in respect to the proposed merger.

         2. As to each of the undersigned corporations, the number of shares outstanding and the designation and number of outstanding shares of common stock (which is the only class of stock outstanding) are as follows:

                      Number of Common Shares
Name of Corporation   Outstanding
-------------------   -----------------------
Forest Capital
Communications Corp.           2,400
Channel Seven, Inc.          161,000

                       Total Common Shares    Total Common Shares
Name of Corporation    Voted For              Voted Against
-------------------    -------------------    -------------------
Forest Capital
Communications Corp.           2,400                  0

Channel Seven. Inc.          161,000                  0

Signed this 23rd day of February, 1973.

                                  FOREST CAPITAL COMMUNICATIONS
                                  CORP.

                                  /s/ ROBERT P. BUFORD
                                  -----------------------------
                                  Robert P. Buford, President

                                  /s/ GEOFFREY B. BUFORD
                                  -----------------------------
                                  Geoffrey B. Buford, Secretary

                                  CHANNEL SEVEN, INC.

                                  /s/ ROBERT P. BUFORD
                                  -----------------------------
                                  Robert P. Buford, President

                                  /s/ GEOFFREY B. BUFORD
                                  -----------------------------
                                  Geoffrey B. Buford, Secretary

STATE OF TEXAS      )

COUNTY OF SMITH     )

I, Shirley Brodie, a notary public, do hereby certify that on this 23rd day of February, 1973, personally appeared before me Robert P. Buford, who being by me first duly sworn, declared that he is the President of Forest Capital Communications Corp., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                 /s/ SHIRLEY BRODIE
                                 ---------------------------------
                                 Notary Public, Smith County, Texas

STATE OF TEXAS      )

COUNTY OF SMITH     )

I, Shirley Brodie, a notary public, do hereby certify that on this 23rd day of February, 1973, personally appeared before me Robert P. Buford, who being by me first duly sworn, declared that he is the President of Channel Seven, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                 /s/ SHIRLEY BRODIE
                                 ----------------------------------
                                 Notary Public, Smith County, Texas

                  STATEMENT OF CHANGE OF REGISTERED OFFICE AND
                                REGISTERED AGENT

                TO THE SECRETARY OF STATE OF THE STATE OF TEXAS:


         Pursuant to the provisions of the Texas Business Corporation Act,
Article 2.10, the undersigned corporation, organized under the laws of the State of Texas, submits the following statement for the purpose of changing its registered office or its registered agent or both in the State of Texas:

                                       I.

         The name of the corporation is Buford Television, Inc.

                                      II.

         The post office address of its present registered office is Kilgore Highway at Loop 323, Tyler, Texas 75701.

                                      III.

         The post office address to which its registered office is to be changed is 3720 Fry, Tyler, Texas 75701.

                                       IV.

         The name of its present registered agent is Marshall Pengra.

                                       V.

         The name of its successor registered agent is Robert P. Buford.

                                       VI.

         The post office address of its registered office and the post office address of the business office of its registered agent as changed will be identical.

                                      VII.

         Such change was authorized by resolution duly adopted by its Board of Directors.

    DATED the 20th day of December, 1973.

                             BUFORD TELEVISION, INC.

                             By: /s/ ROBERT P. BUFORD
                                --------------------------------
                                Robert P. Buford, President

STATE OF TEXAS  )

COUNTY OF SMITH )

         BEFORE ME, a Notary Public in and for said county and state on this day personally appeared ROBERT P. BUFORD, who declared that he is the President of the corporation executing the foregoing document, and being duly sworn acknowledged to me that he signed the foregoing instrument in the capacity therein set forth and declared to me that the statements therein contained are true.

         IN WITNESS WHEREOF I have hereto set my hand and seal of office this the 20th day of December, 1973.

                                         /s/ SHIRLEY MCCLENNY
                                         ----------------------------------
                                         Notary Public, Smith County, Texas
                                         (SEAL)

                                  STATEMENT OF
                         CANCELLATION OF TREASURY SHARES
                                       OF
                             BUFORD TELEVISION, INC.


To the Secretary of State
         of the State of Texas:

         Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation submits the following statement of cancellation by resolution of its board of directors of shares of the corporation reacquired by it:

         1.       The name of the corporation is Buford Television, Inc.

         2. A resolution was duly adopted by the board of directors on January 31, 1975, authorizing the cancellation of 41,391 treasury shares, itemized as follows:

   Class         Number of Shares
   -----         ----------------
Common Stock         41,391

         The amount of stated capital represented by the shares to be cancelled is $41,391.

         3. The aggregate number of issued shares, itemized by classes and series and par value, if any, after giving effect to such cancellation is 174,809, itemized as follows:

    Class            Par Value    Number of Shares
    -----            ---------    ----------------
Common Stock         $   1.00         174,809

         4. The amount of the stated capital of the corporation, after giving effect to such cancellation is $174,809.

         Dated January 31, 1975.

                                             BUFORD TELEVISION, INC.


                                             By /s/ ROBERT P. BUFORD
                                               ----------------------------
                                               Robert P. Buford
                                               President

                                                /s/ GEOFFREY BUFORD
                                               ----------------------------
                                               Geoffrey Buford
                                               Secretary

STATE OF TEXAS  )

COUNTY OF SMITH )

         I, the undersigned authority, a notary public, do hereby certify that on this 22nd day of October, 1975, personally appeared before me Robert Buford, who being by me first duly sworn, declared that he is the President of Buford Television, Inc., that he signed the foregoing document as President of the corporation and that the statements therein contained are true.


                                    /s/ MAUREEN SEWELL
                                    --------------------------------
                                        Notary Public in and for
                                           Smith County, Texas


My Commission Expires:
June 1, 1975

                                                                          [SEAL]

                                                                         [STAMP]
                               ARTICLES OF MERGER

                                       OF

                              DOMESTIC CORPORATIONS


         Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Merger for the purpose of merging its two subsidiaries listed below into itself:

         1. The name of the parent corporation is Buford Television Inc., and the names of its two subsidiaries to be merged into it are Indiana Cablevision Corporation and Bedford Cable TV, Inc. All three of such corporations are organized under the laws of the State of Texas.

         2. Indiana Cablevision Corporation has only one class of authorized shares, designated "Common," of which 1,000 shares are outstanding; all of such outstanding shares are owned by Buford Television Inc. Bedford Cable TV, Inc. has only one class of authorized shares, designated "Common", of which 1,000 shares are outstanding; all of such outstanding shares are owned by Buford Television Inc.

         3. Attached hereto as Exhibit A hereof is a copy of the resolutions adopted by the board of directors of the parent corporation on June 9, 1983, regarding the merger contemplated herein.

         Dated June 9, 1983.

                                 BUFORD TELEVISION INC.

                                 By: /s/ ROBERT P. BUFORD
                                    ---------------------------------
                                    Robert P. Buford
                                    Title: President


                                 By: /s/ GEOFFREY BUFORD
                                    ---------------------------------
                                    Geoffrey Buford
                                    Title: Vice President & Secretary

STATE OF TEXAS   )

COUNTY OF SMITH  )

         Before me, a notary public, on this day personally appeared Robert P. Buford & Geoffrey Buford, known to me to be the person and officer whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 9th day of June, 1983.

                                   /s/ ROBERTA H. ASH
                                  ----------------------------------
                                            Notary Public,
                                            State of Texas

                                  My commission expires:

                                                7-2-84
                                  ----------------------------------
[SEAL]
(Notarial Seal)

                                    EXHIBIT A

WHEREAS, the Corporation is the sole shareholder of Indiana Cablevision Corporation, a Texas corporation, and Bedford Cable TV, Inc., a Texas corporation (collectively, the "Subsidiaries"), which desire to be merged with and into the Corporation; and

WHEREAS, it is advisable and in the best interests of the Corporation, pursuant to Article 5.16 of the Texas Business Corporation Act, that the Subsidiaries be merged with and into the Corporation and that the Corporation accede to the assets, business and properties of the Subsidiaries and assume their existing liabilities and obligations; be it

RESOLVED, that the proper officers of the Corporation be and each acting alone hereby is severally authorized and directed in the name of and on behalf of the Corporation to execute and file Articles of Merger of Domestic Corporation with the Secretary of State of the State of Texas in order to effect the merger of the Subsidiaries into the Corporation; and

RESOLVED FURTHER, that the Chairman of the Board, the President, the Vice President or any other proper officer of the Corporation, be, and each acting alone hereby is, severally authorized and directed to execute and deliver in the name of and on behalf of the Corporation all such further agreements, documents, certificates, and other instruments, and to take any and all such further action as the officer acting, in his discretion, may consider necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

[SEAL]

                         COMPTROLLER OF PUBLIC ACCOUNTS
                                    OF TEXAS
                                  AUSTIN, 78774


THE STATE OF TEXAS  )
                    )
COUNTY OF TRAVIS    )

I, Bob Bullock, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                  INDIANA CABLEVISION CORPORATION

is, as of this date, in good standing with this office, having filed the required franchise tax reports and having paid the franchise tax computed to be due thereunder.

I FURTHER CERTIFY that there is no outstanding franchise tax liability or pending franchise tax liability against this corporation.

This certificate is valid until April 30, 1984.


GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of
Austin, this 10th day of
June, 1983 A.D.

/s/ BOB BULLOCK
Comptroller of Public Accounts

                                                                          [SEAL]

                         COMPTROLLER OF PUBLIC ACCOUNTS
                                 STATE OF TEXAS
                                  AUSTIN, 78774


THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Bob Bullock, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                  BUFORD TELEVISION INC

is, as of this date, in good standing with this office, having filed the required franchise tax reports and having paid the franchise tax computed to be due thereunder.

I FURTHER CERTIFY that there is no outstanding franchise tax liability or pending franchise tax liability against this corporation.

This certificate is valid until April 30, 1984.



GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of
Austin, this 10th day of
June, 1983 A.D.


/s/ BOB BULLOCK
Comptroller of Public Accounts
                                                                          [SEAL]

                         COMPTROLLER OF PUBLIC ACCOUNTS
                                 STATE OF TEXAS
                                  AUSTIN, 78774


THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Bob Bullock, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                  BEDFORD CABLE TV INC

is, as of this date, in good standing with this office, having filed the required franchise tax reports and having paid the franchise tax computed to be due thereunder.

I FURTHER CERTIFY that there is no outstanding franchise tax liability or pending franchise tax liability against this corporation.

This certificate is valid until April 30, 1984.



GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of
Austin, this 10th day of
June, 1983 A.D.

/s/ BOB BULLOCK
Comptroller of Public Accounts

                                                                          [SEAL]

                        STATEMENT OF CHANGE OF REGISTERED

                       OFFICE OR REGISTERED AGENT OR BOTH

                         BY A TEXAS DOMESTIC CORPORATION



1.       The name of the corporation Buford Television, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 3720 Fry, Tyler, TX 75701

3. The address, including street and number, to which its registered office is to be changed is P. O. Box 9090, 15000 Paluxy Road, Tyler, TX 75711
         (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Robert P. Buford

5.       The name of its new registered agent is No Change
         (Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.       Such change was authorized by its board of directors.

                                    /s/ GEOFFREY BUFORD
                                    -----------------------------
                                     President or Vice President

Sworn to June 12, 1987
         (date)

                                    /s/ GAYLE CARPENTER
                                    -----------------------------
                                    Notary Public
                                    Smith County, Texas

                                                                         [STAMP]

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             BUFORD TELEVISION INC.

                                 January 5, 1988

                                   ARTICLE ONE

         Buford Television Inc., a Texas corporation (the "Corporation"), pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act (the "Act"), hereby adopts Restated Articles of Incorporation, which accurately copy the Articles of Incorporation of the Corporation and all amendments thereto that are in effect to date and as further amended by such Restated Articles of Incorporation and which contain no other change in any provision thereof.

                                   ARTICLE TWO

         The name of the Corporation is Buford Television Inc.

                                  ARTICLE THREE

         The Articles of Incorporation of the Corporation are amended by the Restated Articles of Incorporation as follows: (i) Articles Two, Three, Four, Five, Seven, and Eight are amended in their entirety to read as set forth in Articles II, III, IV, V, VII, and VIII of Article Six below; (ii) Articles V, IX, X, and XII as set forth in Article Six below are additions to the original and amended Articles of Incorporation, and (iii) Article Six is redesignated as
Article XI as set forth in Article Six below.

                                  ARTICLE FOUR

         Each such amendment made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Act and such Restated Articles of Incorporation and each such amendment made by the Restated Articles of Incorporation was duly adopted by the sole shareholder of the Corporation as of the 5th day of January, 1988.

                                  ARTICLE FIVE

         The number of shares outstanding was 172,464 and the number of shares entitled to vote on the Restated Articles of Incorporation as so amended was 172,464, the sole holder of all of which has signed a written consent to the adoption of such Restated Articles of Incorporation as so amended.

                                   ARTICLE SIX

         The following Restated Articles of Incorporation hereby supersede the Corporation's original Articles of Incorporation and all amendments thereto.

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                             BUFORD TELEVISION INC.


                                    ARTICLE I

         The name of the Corporation is Buford Television Inc.

                                   ARTICLE II

         The period of duration of the Corporation is perpetual.

                                   ARTICLE III

         The purpose for which the Corporation is organized is to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Texas Business Corporation Act.

                                   ARTICLE IV

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 500,000, par value $1.00 per share, designated common Stock. Each share of such Common Stock shall have identical rights and privileges in every respect.

                                    ARTICLE V

         No holder of any shares of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive or preferential right to receive, purchase, or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation, (b) any obligations, evidences of indebtedness, or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase, or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or to receive, or any warrant or option for the purchase of, any of the foregoing securities, or (d) any other securities that may be issued or sold by the Corporation.

                                   ARTICLE VI

         The Corporation will not commence business until it has received consideration for the issuance of its shares amounting to One Thousand Dollars ($1,000.00) in value and consisting of money, labor done, or property actually received.

                                  ARTICLE VII

         Cumulative voting for the election of directors is expressly denied and prohibited.

                                  ARTICLE VIII

         No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

                  (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         This provision shall not be construed to invalidate a contract or transaction which would be valid in the absence of this provision or to subject any director or officer to any liability that he would not be subject to in the absence of this provision.

                                   ARTICLE IX

         The Corporation shall have the power and authority to indemnify any person to the fullest extent permitted by law.

                                    ARTICLE X

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half or any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the provisions of this Article Ten shall be applicable to any required shareholder authorization or approval of:
(a) any amendment to these articles of incorporation; (b) any plan of merger, consolidation, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the Corporation; and (d) any voluntary dissolution of the Corporation. Except as otherwise provided in this Article Ten or as otherwise required by the Texas Business Corporation Act or other applicable law, the vote of the holders of a majority of the Corporation's shares entitled to vote and represented in person or by proxy at any meeting of shareholders at which a quorum is present shall be the act of such meeting. Nothing contained in this Article Ten is intended to require shareholder authorization or approval of any action of the Corporation whatsoever unless such approval is specifically required by the other provisions of these articles of incorporation, the bylaws of the Corporation, or by the Texas Business Corporation Act or other applicable law.

                                   ARTICLE XI

         The post office address of the initial registered office is P.O. Box 9090, 15000 Paluxy Rd., Tyler, Texas 75711 and the name of its initial registered agent at that address is Marshall Pengra.

                                   ARTICLE XII

         The number of directors constituting the present Board of Directors is two and the names and addresses of the persons who are currently serving as directors, each to serve until the next annual meeting of shareholders and until his successor is duly elected and qualified, are as follows:

              NAME                         ADDRESS
              ----                         -------
        Robert P. Buford              P.O. Box 9090
                                      Tyler, Texas 75711

        Geoffrey R. Buford            P.O. Box 9090
                                      Tyler, Texas 75711

         IN WITNESS WHEREOF, I have hereunto set my hand as of this 5th day of January, 1988.

                                       /s/ ROBERT P. BUFORD
                                       --------------------------------
                                       Robert P. Buford, President

                   ARTICLES OF MERGER OF DOMESTIC SUBSIDIARY
                            INTO PARENT CORPORATION              [STAMP]

                            BUFORD TELEVISION, INC.


     The undersigned corporation, pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, hereby adopts the following Articles of Merger for the purpose of merging one wholly-owned subsidiary into itself.

     1. Buford Television, Inc., a Texas corporation (the "Parent Corporation"), is the parent corporation.

     2. Broward Cable TV, Inc., a Texas corporation (the "Subsidiary") is the domestic subsidiary corporation that will be merged with and into the Parent Corporation.

     3. The number of outstanding shares of the Subsidiary is 1,000 shares of Common Stock, $1.00 par value. The Parent Corporation owns 100% of the outstanding shares of the Subsidiary.

     4. There is attached hereto a copy of the resolutions to merge the Subsidiary into the Parent Corporation adopted by the Board of Directors of the Parent Corporation on February 25, 1988.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Merger as of February 23, 1988.

                                             BUFORD TELEVISION, INC.


                                             By: /s/ ROBERT P. BUFORD
                                                ------------------------
                                                Robert P. Buford
                                                President

STATE OF TEXAS       )
                     )
COUNTY OF DALLAS     )


          Before me, the undersigned authority, on this day personally appeared Robert P. Buford, President of Buford Television, Inc., who being by me first duly sworn declared that he is the person who signed the foregoing document, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

          Given under my hand and seal of office on this the 23rd day of February, 1988.


                                       /s/ GAYLE CARPENTER
                                  -------------------------------
                                  Notary Public, State of Texas


My Commission Expires:


     8-18-91
---------------------

                         UNANIMOUS CONSENT OF DIRECTORS
                                       OF
                            BUFORD TELEVISION, INC.

                               February 23, 1988


     The undersigned, being all of the directors of Buford Television, Inc., a Texas corporation (the "Corporation"), hereby, pursuant to the provisions of
Article 9.10.B of the Texas Business Corporation Act, consent to and approve the following resolutions and each and every action effected thereby:

     1.   Merger of Subsidiary into the Corporation.

          WHEREAS, the undersigned deem it to be in the best interest of the Corporation and Broward Cable TV, Inc., a Texas corporation (the "Subsidiary"), to merge the Subsidiary with and into the Corporation;

          RESOLVED, that the officers of the Corporation are directed to execute, verify and file articles of merger with the Secretary of State of the State of Texas in accordance with Article 5.16 of the Texas Business Corporation Act and to execute, verify and file such other instruments and documents and do such other acts in the name and on behalf of the Corporation as may be necessary or proper to merge the Subsidiary into the Corporation.

     2.   Authorization.

          RESOLVED, that the officers of the Corporation are hereby severally authorized (a) to sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents and (b) to take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation as (in such officer's judgment) shall be necessary, desirable, or appropriate in order to effect the purposes of the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned directors of the Corporation have executed this Unanimous Consent as of the date first above written.


                                             /s/ ROBERT P. BUFORD
                                            -----------------------------
                                            Robert P. Buford, Director


                                             /s/ GEOFFREY R. BUFORD
                                            -----------------------------
                                            Geoffrey R. Buford, Director

  [SEAL]                      COMPTROLLER OF PUBLIC ACCOUNTS
BOB BULLOCK                          STATE OF TEXAS
Comptroller                          AUSTIN, 78774


THE STATE OF TEXAS (

COUNTY OF TRAVIS   (

I, Bob Bullock, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

     BROWARD CABLE TV INC

is, as of this date, in good standing with this office, for the purpose of dissolution, merger or withdrawal having filed the required franchise tax reports and having paid the franchise tax computed to be due thereunder through 04-30-88

GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of
Austin, this 10th day of
February, 1988 A.D.



/s/ BOB BULLOCK
-------------------------------
Comptroller of Public Accounts

                                                                         [STAMP]

                   STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                              A PROFIT CORPORATION

1.   The name of the corporation is BUFORD TELEVISION, INC.

     The corporation's charter number is     0015616040
                                         --------------------------------------

2. The address of the CURRENT registered office as shown in the records of the Texas secretary of state is: (Please provide street address, city, state, and zip code. The address must be in Texas).

     15000 PALUXY ROAD
     TYLER, TX 75711.

3. A. X The address of the NEW registered office is:(Please provide street --- address, city, state and zip code. The address must be in Texas).

           2010 SYBIL LANE
           TYLER, TX 75703.

OR   B.    The registered office address will not change.
       ---

4. The name of the CURRENT registered agent as shown in the records of the Texas secretary of state is MARSHALL PENGRA.

5.   A. X  The name of the NEW registered agent is KAY MONIGOLD.
       ---
OR   B.    The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by: (check one)

     A.    The board of directors.
       ---
     B. X An officer of the corporation so authorized by the board of --- directors.


                                                          /s/ GEOFFREY BUFORD
                                                          ----------------------
                                                           An Authorized Officer

(Please refer to the back of this form for additional instructions)

[SEAL OF THE STATE OF TEXAS]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

                                                               [STAMP]

1.   The name of the corporation is      Buford Television, Inc.
                                   --------------------------------------------.

     The corporation's charter number is   0015616040
                                         --------------------------------------.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).


     2010 Sybil Lane
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

3. A. X The address of the NEW registered office is: (Please provide street --- address, city, state and zip code. The address must be in Texas.)

     13850 Paluxy
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

OR   B.    The registered office address will not change.
       ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is   Kay Monigold
                                 ----------------------------------------------.

5.   A.    The name of the NEW registered agent is
       ---                                         ----------------------------.

OR   B. X  The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                    (Profit corporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---

     B. X An officer of the corporation so authorized by the board of --- directors; OR

     C. The members of the corporation in whom management of the corporation --- is vested pursuant to article 2.14C of the Texas Non-Profit
           Corporation Act.


                                             /s/ KAY MONIGOLD
                                             --------------------------------
                                                 An Authorized Officer


     Please submit this form in duplicate with the appropriate filing fee.
          PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00